Seasons Series Trust
  Supplement to the Statement of Additional Information dated February 1, 1999




  The paragraph under the subheading "Diversification" on page
  B-19 of the Statement of Additional Information is hereby deleted and replaced with the following:


  Diversification. Each Multi-Managed Seasons and Multi-Managed Seasons Select Portfolio (except for the Diversified Fixed Income Portfolio) is classified as "non-diversified" for the purposes of the 1940 Act, which means that they are not limited by the 1940 Act with regard to the portion of assets that may be invested in the securities of a single issuer. To the extent any such Portfolio makes investments in excess of 5% of its assets in the securities of a particular issuer, its exposure to the risks associated with that issuer is increased.





















  DATED:  March 3,1999